Contingent liabilities and financial commitments	12 Months Ended
Dec. 31, 2017
Disclosure Of Contingent Liabilities [Abstract]
Contingent liabilities and financial commitments

Notes on the Accounts continued

28 Contingent liabilities and financial commitments

1.	The Group is subject to contingencies pursuant to requirements that it complies with relevant laws, regulations and standards.
2.

Failure to comply could result in restrictions in operations, damages, fines, increased tax, increased cost of compliance, interest charges, reputational damage or other sanctions. These matters are inherently difficult to quantify. In cases where the Group has an obligation as a result of a past event existing at the balance sheet date, if it is probable that an outflow of economic resources will be required to settle the obligation and if the amount of the obligation can be reliably estimated, a provision will be recognised based on best estimates and management judgement.

3.	There are, however, contingent liabilities in respect of litigation, taxes in some countries and guarantees for which no provisions have been made.

General Litigation Overview

4.

There are a number of legal and regulatory actions, proceedings and claims against Group companies related to tobacco products that are pending in a number of jurisdictions. These proceedings include claims for personal injury (both individual claims and class actions) and claims for economic loss arising from the treatment of smoking and health-related diseases (such as medical recoupment claims brought by local governments).

5.

The plaintiffs in these cases seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, medical monitoring and violations of competition and antitrust laws.  The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, attorneys' fees, and injunctive and other equitable relief.

6.

Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even billions of pounds.

7.

With the exception of the Engle progeny cases described below, the Group continues to win the majority of tobacco-related litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle progeny cases, continue to be dismissed at or before trial.  Based on their experience in tobacco-related litigation and the strength of the defences available to them in such litigation, the Group's companies believe that their successful defence of tobacco-related litigation in the past will continue in the future.

8.

Group companies generally do not settle claims.  However, Group companies may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include, but are not limited to, actions taken pursuant to "offer of judgment", statutes and Filter Cases, as defined below.  An "offer of judgment," if rejected by the plaintiff, preserves the Group's right to recover attorneys’ fees under certain statutes in the event of a verdict favourable to the Group. Such offers are sometimes made through court-ordered mediations.  Other settlements by Group companies include the State Settlement Agreements (described below), the funding by various tobacco companies of a US$5.2 billion trust fund contemplated by the Master Settlement Agreement to benefit tobacco growers, the original Broin flight attendant case, and most of the Engle progeny cases pending in US federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases. The Group believes that the circumstances surrounding these claims are readily distinguishable from the current categories of tobacco-related litigation claims involving Group companies.

9.

Although the Group believes that the Group's companies have valid bases for appeals of adverse verdicts in their pending cases and valid defences to all actions and intends to defend them vigorously, litigation is subject to many uncertainties, and generally, it is not possible to predict the outcome of any particular litigation pending against Group companies, or to reasonably estimate the amount or range of any possible loss. Furthermore, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation.

US Litigation

10.

Group companies, notably R.J. Reynolds Tobacco Company ("RJRT") (individually and as successor by merger to Lorillard Tobacco Company ("Lorillard Tobacco")) and Brown & Williamson Holdings, Inc. (formerly Brown & Williamson Tobacco Corporation) ("B&W") as well as other leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of these cases, the amounts of compensatory and punitive damages sought are significant.

11.

On 30 July 2004, B&W completed the combination of the assets, liabilities and operations of its US tobacco business with RJRT, a wholly owned subsidiary of R.J. Reynolds Tobacco Holdings, Inc. (the "Business Combination").  As part of the Business Combination, B&W contributed to RJRT all of the assets and liabilities, including its tobacco-related litigation liabilities, of its US cigarette and tobacco business, subject to specified exceptions, in exchange for an approximately 42.2% equity ownership interest in Reynolds American Inc. ("RAI"), which was formed as a new holding company for these combined businesses.

12.

As a result of the Business Combination, RJRT assumed all liabilities of B&W (except liabilities to the extent relating to businesses and assets not contributed by B&W to RJRT and other limited categories of liabilities) and contributed subsidiaries or otherwise to the extent related to B&W’s tobacco business as conducted in the United States on or prior to 30 July 2004. In addition, RJRT agreed to indemnify B&W and each of its affiliates (other than RAI and its subsidiaries) against, among other matters, certain losses (including those arising from Environmental Tobacco Smoke (“ETS”) claims), liabilities, damages, expenses, judgments and attorneys’ fees, to the extent relating to or arising from such assumed liabilities or the assets contributed by B&W to RJRT (the “RJRT Indemnification”).

13.

The scope of the RJRT Indemnification included certain expenses and contingent liabilities in connection with litigation to the extent relating to or arising from B&W’s US tobacco business as conducted on or prior to 30 July 2004, including smoking and health tobacco litigation, whether the litigation is commenced before or after 30 July 2004.

14.

Effective 25 July 2017, the Company completed the acquisition of the approximately 57.8% of RAI that the Company did not already own.  As a result of that acquisition, RJRT has become an indirect, wholly owned subsidiary of the Company. Given the completion of this acquisition, the RJRT Indemnification is therefore between members of the Group, and as such the Group no longer has the benefit from an indemnification by an external party.

28 Contingent liabilities and financial commitments continued

15.	Certain terms and phrases used in this note 28 may require some explanation.
a.

"Judgment" or "final judgment" refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties.  At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided.  In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

b.

"Damages" refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge.  "Compensatory damages" are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted wilfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded "punitive damages".  Although damages may be awarded at the trial court stage, a losing party may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond.  The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by a court or statute.

c.

"Settlement" refers to certain types of cases in which cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, have agreed to resolve disputes with certain plaintiffs without resolving the cases through trial.

16.

Prior to the Company’s acquisition of the approximately 57.8% of RAI that the Company did not already own, the US Litigation section included significant cases where B&W and/or a UK-based Group company is named as a defendant and all cases where RJRT is named as a defendant as a successor to B&W.  Given the Company's completion of its acquisition of RAI, the US Litigation section now also includes discussion of significant cases in which RJRT (individually and as successor by merger to Lorillard Tobacco), its affiliates and B&W are defendants, in addition to those cases in which a UK-based Group company is named as a defendant.

17.

The total number of US tobacco product liability cases pending at 31 December 2017 involving RJRT, Lorillard Tobacco and/or B&W was approximately 5,688. (Of these, approximately 4,594 pending cases involved B&W, compared to approximately 4,925 in 2016). As at 31 December 2017, British American Tobacco (Investments) Limited (“Investments”) has been served as a co-defendant in one of those cases (2016:one). No other UK-based Group company has been served as a co-defendant in any US tobacco product liability case pending as at 31 December 2017.

18.

Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of US dollars. The cases fall into four broad categories: medical reimbursement cases; class actions; individual cases and other claims.

19.

RJRT (individually and as successor by merger to Lorillard Tobacco), American Snuff Co., Santa Fe Natural Tobacco Company, Inc. (“SFNTC”), R.J. Reynolds Vapor Company (“RJR Vapor”), RAI, Lorillard, other RAI affiliates and indemnitees, including but not limited to B&W (collectively, the "Reynolds Defendants"), believe that they have valid defences to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them.  The Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defences that they and their counsel believe have a valid basis in law and fact.

20.

Scheduled trials. Trial schedules are subject to change, and many cases are dismissed before trial. In the US, there are 41 cases, exclusive of Engle progeny cases, scheduled for trial as of 31 December 2017 through 31 December 2018, for the Reynolds Defendants: nine individual smoking and health cases, 29 Filter Cases, and three other non-smoking and health cases. There are also approximately 126 Engle progeny cases against RJRT (individually and as successor to Lorillard Tobacco) and B&W set for trial through 31 December 2018. It is not known how many of these cases will actually be tried.

21.

Trial results. From 1 January 2015 through 31 December 2017, 111 individual smoking and health, Engle progeny, filter and health-care cost recovery cases in which the Reynolds Defendants were defendants were tried, including six trials for cases where mistrials were declared in the original proceedings.  Verdicts in favour of the Reynolds Defendants and, in some cases, other defendants, were returned in 29 cases, tried in Florida (27), California (1) and New Jersey (1). There were also 22 mistrials in Florida.  Verdicts in favour of the plaintiffs were returned in 51 cases tried in Florida. Six cases in Florida were dismissed during trial. Two cases were continued during trial. In another case in Florida, the jury entered a partial verdict that did not include compensatory or punitive damages, and post-trial motions are pending.

(a) Medical Reimbursement Cases

22.	These civil actions seek to recover amounts spent by government entities and other third party providers on healthcare and welfare costs claimed to result from illnesses associated with smoking.
23.

At 31 December 2017, one US medical reimbursement suit (Crow Creek Sioux Tribe v American Tobacco Co.) was pending against RJRT, Lorillard Tobacco and B&W in a Native American tribal court in South Dakota. The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation program, funding of a corrective public education program, and disgorgement of unjust profits from sales to minors. No other medical reimbursement suits are pending against these companies by county or other political subdivisions of the states.

US Department of Justice action

24.

On 22 September 1999, the US Department of Justice brought an action in the US District Court for the District of Columbia against various industry members, including RJRT, Lorillard Tobacco, B&W, B.A.T Industries p.l.c. ("Industries") and Investments (United States v Philip Morris USA Inc.).  The US Department of Justice initially sought (1) recovery of federal funds expended in providing health care to smokers who developed alleged smoking-related diseases pursuant to the Medical Care Recovery Act and Medicare Secondary Payer provisions of the Social Security Act and (2) equitable relief under the civil provisions of Racketeer Influenced and Corrupt Organizations Act ("RICO"), including disgorgement of roughly US$280 billion in profits the government contended were earned as a consequence of a purported racketeering "enterprise" along with certain "corrective communications".  In September 2000, the district court dismissed the government’s Medical Care Recovery Act and Medicare Secondary Payer claims.  In February 2005, the US Court of Appeals for the DC Circuit (the "DC Circuit"), ruled that disgorgement was not an available remedy.

28 Contingent liabilities and financial commitments continued

25.

Industries was dismissed for lack of personal jurisdiction on 28 September 2000.  In addition, Investments was a defendant at the trial, but intervening changes in controlling law post-trial led to a 28 March 2011 court ruling that the court's Final Judgment and Remedial Order no longer applied to Investments prospectively, and for this reason, Investments would not have to comply with any of the remaining injunctive remedies being sought by the government.  As the government did not appeal the 28 March 2011 ruling, this means that Investments is no longer in the case and is not subject to any injunctive relief that the court is expected to order against the remaining defendants.  As the case continued as against RJRT and Lorillard Tobacco with respect to injunctive relief and related matters, the following is noted.

26.

The non-jury trial of the RICO portion of the claim began on 21 September 2004, and ended on 9 June 2005.  On 17 August 2006, the federal district court issued its Final Judgment and Remedial Order, which found certain defendants, including RJRT, B&W, Lorillard Tobacco and Investments, had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined the defendants from committing future racketeering acts, participating in certain trade organisations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as "low tar", "light", "ultra light", "mild" and "natural". The district court also ordered the defendants to issue "corrective communications" on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants' ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court's order, and ordered certain defendants to reimburse the US Department of Justice its taxable costs incurred in connection with the case.

27.

Defendants, including RJRT, Lorillard Tobacco, B&W and Investments, appealed, and the US government cross-appealed to the DC Circuit.  On 22 May 2009, the DC Circuit affirmed the federal district court's RICO liability judgment, but vacated the order and remanded for further factual findings and clarification as to whether liability should be imposed against B&W, based on changes in the nature of B&W's business operations (including the extent of B&W's control over tobacco operations). The court also remanded on three other discrete issues relating to the injunctive remedies, including for the district court "to reformulate" the injunction on the use of low-tar descriptors "to exempt foreign activities that have no substantial, direct, and foreseeable domestic effects", and for the district court to evaluate whether corrective communications could be required at point-of-sale displays (which requirement the DC Circuit vacated).  On 28 June 2010, the US Supreme Court denied the parties' petitions for further review.

28.

On 22 December 2010, the district court dismissed B&W from the litigation.  In November 2012, the trial court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them.  After various proceedings and appeals, the federal district court in October 2017 ordered RJRT and the other US tobacco company defendants to fund the publishing of compelled public statements in various US media outlets, including in newspapers, and on television, the companies' websites and cigarette packaging. The corrective communications commenced running regularly in major US newspapers and television networks on 26 November 2017, and will appear in newspapers for four months and on television for one year.  In light of the corrective communications implementation requirements, a US$20 million accrual was made for the estimated costs of the corrective communications (a portion of which has been utilised).

(b) Class Actions

29.

At 31 December 2017, RJRT, Lorillard Tobacco and B&W were named as a defendant in seven separate actions attempting to assert claims on behalf of classes of persons allegedly injured or financially impacted through smoking, and SFNTC was named in 17 separate cases where plaintiffs alleged that use of the words “natural”, “additive-free”, or “organic” in NATURAL AMERICAN SPIRIT advertising and promotional materials suggests that those cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. If the classes are or remain certified, separate trials may be needed to assess individual plaintiffs' damages.

“Lights” Cases

30.

Four of the class actions against RJRT, its affiliates and/or B&W allege that the use of the terms "lights" and "ultralights" constituted unfair and deceptive trade practices under state law or violates federal RICO laws. The classes in these cases generally seek to recover compensatory and punitive damages, injunctive and other forms of relief, and attorneys' fees and costs from RJRT and/or B&W. In general, the plaintiffs allege that RJRT or B&W made false and misleading claims that "lights" cigarettes were lower in tar and nicotine and/or were less hazardous or less mutagenic than other cigarettes. The cases typically are filed pursuant to state consumer protection and related statutes. Similar class action suits have been filed in a number of states against individual cigarette manufacturers and their parent corporations.

a.

Turner v R.J. Reynolds Tobacco Co. is a "lights" class action filed in February 2000 against RJRT in the Circuit Court, Madison County, Illinois.  In November 2001, the trial court certified a class of purchasers of RJRT "lights" cigarettes.  In November 2003, the case was stayed pending resolution of Price v Philip Morris, Inc., the seminal "lights" putative class action case filed in the same court and involving RJRT's competitor, Philip Morris.  In Price, the trial court in March 2003 entered judgment against Philip Morris in the amount of US$7.1 billion in compensatory damages and US$3 billion in punitive damages.  The Illinois Supreme Court reversed that judgment in December 2005, and after further appeals that court reaffirmed its decision in November 2015.  The US Supreme Court denied plaintiffs' petition to review the decision in June 2016, concluding the Price case.  The stay in Turner subsequently expired, and the court accordingly scheduled a series of status conferences, all of which were continued by agreement of the parties. The status conference scheduled for 29 March 2017 did not occur and has not been rescheduled.

b.

Howard v Brown & Williamson Tobacco Corp. is a "lights" class action filed in February 2000 against B&W in the Circuit Court, Madison County, Illinois. In December 2001, the trial court certified a class of purchasers of B&W "lights" cigarettes.  In June 2003, the trial judge issued an order staying all proceedings pending resolution of the Price case described above. In August 2005, an Illinois appellate court affirmed the trial court's stay order.    There is currently no activity in the case.

c.

Black v Brown & Williamson Tobacco Corp. is a "lights" class action filed in November 2000, which in 2008, the Circuit Court, City of St. Louis, Missouri stayed pending US Supreme Court review in Good v Altria Group, Inc. The case is brought by a putative class of purchasers of B&W "lights" cigarettes.  A status conference is scheduled for 4 June 2018.

d.

Collora v R.J. Reynolds Tobacco Co. is a "lights" class action filed in 2000 against RJRT in the Circuit Court, City of St. Louis, Missouri.  The trial court certified a class of purchasers of RJRT "lights" cigarettes in December 2003.  A status conference is scheduled for 4 June 2018.

28 Contingent liabilities and financial commitments continued

31.

In the event RJRT, its affiliates or indemnitees lose one or more of the pending “lights” class-action suits, RJRT, depending upon the amount of any damages ordered, could face difficulties in its ability to pay the judgment or obtain any bond required to stay execution of the judgment which could have a material adverse effect on RJRT’s, and consequently RAI’s, results of operations, cash flows or financial position.

No Additive/Natural/Organic Claim Cases

32.

A total of 16 putative class actions have been filed in nine US federal district courts against SFNTC, a subsidiary of RAI, which cases generally allege, in various combinations, violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as "natural", "organic" and "100% additive-free" in the marketing, labelling, advertising, and promotion of SFNTC's Natural American Spirit brand cigarettes.  The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programs), interest, restitution, disgorgement, treble and punitive damages, and attorneys' fees and costs.  In April 2016, in response to a motion by the various plaintiffs, the US Judicial Panel on Multidistrict Litigation ("JPML") consolidated these cases for pre-trial purposes before a federal court in New Mexico.  That court heard argument on defendants' motion to dismiss the current consolidated complaint on 9 June 2017.On 21 December 2017, the district court granted the motion in part, dismissing a number of claims with prejudice, and denied it in part. Plaintiffs' motion for class certification is due 19 July 2018.  A hearing on class certification is set for October 2018.

33.

On 7 November 2016, a public health advocacy organisation filed a putative class action (Breathe DC v Santa Fe Natural Tobacco Co., Inc.) in Superior Court for the District of Columbia (Washington DC) against SFNTC, RAI and RJRT based on allegations relating to the labelling, advertising and promotional materials for SFNTC's Natural American Spirit brand cigarettes, which allegations are similar to the allegations in the actions consolidated for pre-trial purposes in the transferee court described immediately above. The complaint seeks injunctive and other non-monetary relief, but does not seek monetary damages. On 9 June 2017, the defendants moved to dismiss this action. A decision is pending.

Other Putative Class Actions

34.

Jones v American Tobacco Co., Inc. is a putative class action filed in December 1998 in the Circuit Court, Jackson County, Missouri.  The action was brought by a plaintiff on behalf of a putative class of Missouri tobacco product users and purchasers against various defendants, including RJRT, Lorillard Tobacco and B&W, alleging that the plaintiffs' use of the defendants' tobacco products has caused them to become addicted to nicotine, and seeking an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.

35.

Parsons v A C & S, Inc. is a case filed in February 1998 in the Circuit Court, Ohio County, West Virginia against various defendants, including RJRT and B&W, on behalf of a putative class of persons who allegedly have personal injury claims arising from their exposure to respirable asbestos fibres and cigarette smoke. The case is currently stayed pending final resolution of a motion brought by the plaintiffs, and because three defendants filed bankruptcy petitions.

36.

Young v American Tobacco Co., Inc. is a case filed in November 1997 in the Circuit Court, Orleans Parish, Louisiana against various US cigarette manufacturers, including RJRT and B&W, and parent companies of such manufacturers.  This putative ETS class action was brought on behalf of a putative class of Louisiana residents who , though not themselves cigarette smokers, have been exposed to second-hand smoke from cigarettes manufactured by the defendants, and who allegedly suffered injury as a result of that exposure, seeks an unspecified amount of compensatory and punitive damages.  In March 2016, the court entered an order staying the case, including all discovery, pending the completion of the smoking cessation program ordered by the court in Scott v The American Tobacco Co.

Engle Class Action and Engle Progeny Cases (Florida)

37.

In July 1998, trial began in Engle v R.J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against US cigarette manufacturers, including RJRT, Lorillard Tobacco and B&W. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between 5 May 1990, and 21 November 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in this Phase I found against RJRT, Lorillard Tobacco, B&W and the other defendants on common issues relating to the defendants' conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.

38.

In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion in punitive damages, apportioned US$36.3 billion to RJRT, US$17.6 billion to B&W, and US$16.3 billion to Lorillard Tobacco.  The three class representatives in the Engle class action were awarded US$12.7 million in compensatory damages.

39.

This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three Engle class representatives to stand and setting aside the punitive damages award. The court preserved certain of the jury's Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information and conspired.  Putative Engle class members were permitted to file individual lawsuits, deemed "Engle progeny cases", against the Engle defendants, within one year of the Supreme Court's decision (subsequently extended to 11 January 2008).

40.

During 2015, RJRT and Lorillard Tobacco, together with Philip Morris USA Inc. ("PM USA"), settled virtually all of the Engle progeny cases then pending against them in federal district court. The total amount of the settlement was US$100 million divided as follows: RJRT - US$42.5 million; PM USA - US$42.5 million; and Lorillard Tobacco - US$15 million. The settlement covered more than 400 federal Engle progeny cases but did not cover 12 federal progeny cases previously tried to verdict and then pending on post-trial motions or appeal; and two federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs.

41.

As at 31 December 2017, there were approximately 2,569 Engle progeny cases pending in which RJRT, Lorillard Tobacco and/or B&W have been named as defendants and served.  These cases include claims by or on behalf of 3,276 plaintiffs. (In addition, as of 31 December 2017, RJRT was aware of nine additional Engle progeny cases that have been filed but not served.) The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an "offer of judgment", from RJRT, Lorillard Tobacco and/or RJRT's affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJRT's and Lorillard Tobacco's right to recover attorneys' fees under Florida law in the event of a verdict favourable to RJRT or Lorillard Tobacco, or affiliates of such entities.  Such offers are sometimes made through court-ordered mediations.

28 Contingent liabilities and financial commitments continued

42.

107 Engle progeny cases have been tried in Florida state and federal courts against RJRT, Lorillard Tobacco and/or B&W since the beginning of 2015 through 31 December 2017, and additional state court trials are scheduled for 2018. Since the beginning of 2015 through 31 December 2017, RJRT or Lorillard Tobacco has paid judgments in 20 Engle progeny cases. Those payments totalled US$173.5 million and included US$116.6 million for compensatory or punitive damages and US$56.9 million for attorneys' fees and statutory interest.

43.

In addition, accruals for damages and attorneys' fees and statutory interest for 13 cases (Starr-Blundell v R.J. Reynolds Tobacco Co., Monroe v R.J. Reynolds Tobacco Co., Lourie v R.J. Reynolds Tobacco Co., Lewis v R.J. Reynolds Tobacco Co., Block v R.J. Reynolds Tobacco Co., Turner v R.J. Reynolds Tobacco Co., Schoeff v R.J. Reynolds Tobacco Co., Ahrens v R.J. Reynolds Tobacco Co., Evers v R.J. Reynolds Tobacco Co., Ledoux v R.J. Reynolds Tobacco Co., Mathis v R.J. Reynolds Tobacco Co., Marchese v R.J. Reynolds Tobacco Co. and Graham v R.J. Reynolds Tobacco Co.) and an accrual for attorneys' fees and interest for one case, Ward v R.J. Reynolds Tobacco Co., were recorded in RAI's consolidated balance sheet  as of 31 December 2017. The following chart identifies the number of trials in Engle progeny cases as at 31 December 2017 and additional information about the adverse judgments entered:

28 Contingent liabilities and financial commitments continued

Phase three trials/verdicts/judgments/appeals of individual Engle progeny cases 1 January 2015 to 31 December 2017:

Total number of trials	107

Number of trials resulting in plaintiffs’ verdicts	49

Total damages awarded in final judgments against RJRT	US$336,757,755

Amount of overall damages comprising ‘compensatory damages’ (approximately)	US$159,170,680 (of overall US$336,757,755)

Amount of overall damages comprising ‘punitive damages’ (approximately)	US$177,587,075 (of overall US$336,757,755)

Number of adverse judgments appealed by RJRT	39*

Number of adverse judgments (not yet appealed), in which RJRT still has time to file an appeal	7

* Of the 39 adverse judgments appealed by RJRT:

a.

21 appeals remain undecided in the District Courts of Appeal, one additional case has a decision but has a rehearing motion pending so the opinion is not final, one case has a rehearing time pending so opinion is not final, there are seven cases with petitions for review pending in the Florida Supreme Court and nil cases with petitions for review pending in the US Supreme Court; and

b.

nine were decided and/or closed. Of these nine appeals, five were affirmed in favour of plaintiff (further appeal time remains pending in one), one had the liability findings affirmed but was reversed for reinstatement of full compensatory damages amount (further appeal time remains pending), and two were reversed and the matter remanded to the trial court for a new trial on all issues (one has further appeal time running) and one was an appeal of the partial judgment which was subsequently dismissed.  RJRT has paid damages to plaintiffs in three cases that were not appealed that are now closed. The total damages awarded may vary depending on the outcome of pending appeals.

44.

By statute, Florida applies a US$200 million bond cap to all Engle progeny cases in the aggregate. Individual bond caps for any given Engle progeny case vary depending on the number of judgments in effect at a given time.  Judicial attempts by several plaintiffs in the Engle progeny cases to challenge the bond cap as violating the Florida Constitution have failed, though legislation was introduced in the Florida legislature in August 2017 and September 2017 that if enacted would eliminate the Engle progeny bond cap.

(c) Individual Cases

45.

As of 31 December 2017, 99 individual cases were pending in the United States against RJRT, Lorillard Tobacco and/or B&W. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys' fees and costs and punitive damages. The category does not include the West Virginia personal injury cases (“West Virginia IPIC”) cases, Engle progeny cases, Broin II cases and Filter Cases discussed below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to ETS.

46.

The following chart identifies the number of individual cases pending as of 31 December 2017 as against the number pending as of 31 December 2016, along with the number of West Virginia IPIC cases, Engle progeny cases, Broin II cases, and Filter Cases, which are discussed below:

28 Contingent liabilities and financial commitments continued

Case Type	US Case Numbers 31 December 2017	US Case Numbers 31 December 2016	Change in Number Increase / (Decrease)

Individual smoking and health cases	99	132	(33)

West Virginia IPIC (number of plaintiffs)*	1	1	No Change

Engle progeny cases (number of plaintiffs)**	2,569 (3,276)	2,822 (3,645)	(253) (369)

Broin II cases***	2,321	2,406	(85)

Filter cases****	71	78	(7)

* The West Virginia IPIC cases are a series of roughly 1,200 cases, filed in West Virginia beginning in 1999, asserting claims against PM USA, Lorillard Tobacco, RJRT, B&W and The American Tobacco Company.  These cases were brought in consolidated proceedings in West Virginia alleging personal injuries, where the first phase of the trial began on 15 April 2013 and on 15 May 2013 the jury returned a verdict for defendants on all but one of plaintiffs' claims (the verdict was affirmed on appeal).  The one claim upon which plaintiffs prevailed was a limited failure to instruct claim covering a narrow window of time.  Only 30 plaintiffs qualified to pursue that narrow claim. In 2017, those 30 plaintiffs agreed to resolve their claims for $7,000 per case. That resolution is in the process of being documented.  In addition to the foregoing claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors (which have not been pursued in light of the result in the Phase I trial in defendants’ favour), as well as smokeless claims against various defendants including RJRT, Lorillard, American Snuff and B&W. 41 plaintiffs sought to pursue their smokeless claims in 2017. In autumn 2017, the 41 smokeless plaintiffs agreed to dismiss their claims without prejudice with a right to refile within two years. The court is opposed to a voluntary dismissal without prejudice and seeks to either have a dismissal with prejudice or to go forward with the claims for any of the smokeless plaintiffs who want to go forward.  A hearing date has been set for 23 March 2018 to determine whether the plaintiffs are willing to dismiss with prejudice or whether they seek to proceed.

**The number of Engle progeny cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed.  Please see earlier table in paragraph 43.

***Broin v Philip Morris, Inc. was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJRT, Lorillard Tobacco, B&W and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of US$300 million in three annual US$100 million instalments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of US$49 million for the plaintiffs' counsel's fees and expenses. RJRT's portion of these payments was approximately US$86 million; Lorillard Tobacco's was approximately US$57 million; and B&W's was approximately US$31 million. The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendants will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as "general causation". With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation”, individual plaintiffs will bear the burden of proof. On 7 September 1999, the Florida Supreme Court approved the settlement. There have been no Broin II trials since 2007.

****Includes claims brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago.  Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material.  As of 31 December 2017, Lorillard Tobacco and/or Lorillard was a defendant in 71 Filter Cases. Since 1 January 2015, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$32.8 million in settlements to resolve 135 Filter Cases.

28 Contingent liabilities and financial commitments continued

(d) State Settlement Agreements

47.

In November 1998, the major US cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement ("MSA") with attorneys general representing 46 US states, the District of Columbia and certain US territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state (collectively and with the MSA, the "State Settlement Agreements").

48.

These State Settlement Agreements settled all health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions; released the defending major US cigarette manufacturers from various additional present and potential future claims; imposed future payment obligations in perpetuity on RJRT, B&W, Lorillard Tobacco and other major US cigarette manufacturers; and placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products.  In accordance with the MSA, various tobacco companies agreed to fund a US$5.2 billion trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers.

49.

RJRT and SFNTC are subject to the substantial payment obligations under the State Settlement Agreements.  Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation.  RAI's operating subsidiaries' expenses and payments under the State Settlement Agreements for 2015, 2016, 2017 and the projected expenses and payments for 2018 onwards are set forth below (in millions of US dollars)*:

	2015	2016	2017	2018	2019 and thereafter

Settlement expenses	$2,403	$2,727	$2,856		–

Settlement cash payments	$2,166	$3,042	$4,612		–

Projected settlement expenses				$>3,000	$>3,000

Projected settlement cash payments				$>1,000	$>3,000

*Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods.

50.

The State Settlement Agreements have materially adversely affected RJRT's shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJRT in future periods.  The degree of the adverse impact will depend, among other things, on the rate of decline in US cigarette sales in the premium and value categories, RJRT's share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

51.

In addition, the MSA includes an adjustment that potentially reduces the annual payment obligations of RJRT, Lorillard Tobacco and the other signatories to the MSA, known as "Participating Manufacturers" ("PMs"). Certain requirements, collectively referred to as the "Adjustment Requirements", must be satisfied before the Non-Participating Manufacturers ("NPM") Adjustment for a given year is available:  (i) an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA (such non-participating manufacturers being referred to as "NPMs"); and (ii) in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.

52.

When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a “Qualifying Statute” that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

53.

RJRT and Lorillard Tobacco are or were involved in NPM Adjustment proceedings concerning the years 2003 to 2016. In 2012, RJRT, Lorillard Tobacco, and SFNTC entered into a term sheet with certain settling states that resolved accrued and potential NPM adjustments for the years 2003 through 2012 and, as a result, RJRT and SFNTC collectively received, or are to receive, more than US$1.1 billion in credits that, in substantial part, were applied to MSA payments in 2014 through 2017. After an arbitration panel ruled in September 2013 that six states had not diligently enforced their Qualifying Statutes in the year 2003, additional states joined the term sheet.  NPM proceedings are ongoing and could result in the reduction of the companies’ MSA-related payments.

54.

On 18 January 2017, the State of Florida filed a motion to enjoin ITG as a defendant and to enforce the Florida State Settlement Agreement, which motion seeks payment under the Florida State Settlement Agreement of approximately US$45 million with respect to the four brands (Winston, Salem, Kool and Maverick) that were sold to ITG in the Divestiture, referred to as the Acquired Brands.  The motion also claims future annual losses of approximately US$30 million absent the court's enforcement of the Florida State Settlement Agreement.  The State's motion sought, among other things, an order declaring that RJR Tobacco and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida State Settlement Agreement with respect to the Acquired Brands.  In addition, on 18 January 2017, PM USA filed a motion to enforce the Florida State Settlement Agreement, asserting among other things that RJR Tobacco and ITG breached that agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts has improperly shifted settlement payment obligations to PM USA.  On 27 January 2017, RJR Tobacco sought leave to file a supplemental pleading for breach by ITG of its obligations regarding joinder into the Florida State Settlement Agreement.  The Florida court, on 30 March 2017, ruled that ITG should be joined into the enforcement action.

28 Contingent liabilities and financial commitments continued

55.

After a three-day bench trial, the court entered an order holding that RJR Tobacco (not ITG) is liable for annual settlement payments for the Acquired Brands, finding that ITG did not assume liability for annual settlement payments under the terms of the asset purchase agreement relating to the Divestiture and RJR Tobacco remained liable for payments under the Florida State Settlement Agreement as to the Acquired Brands.  On 23 January 2018, RJR Tobacco filed a notice of appeal, and on 25 January 2018, RJR Tobacco filed an amended notice of appeal, and PM USA filed a notice of appeal as to the court's ruling as to ITG.  These appeals remain pending.  On 26 January 2018, the State moved for recovery of its attorneys' fees and costs from RJR Tobacco.  The State and PM USA filed a joint motion for the entry of final judgment on 1 February 2018.  That motion is set for hearing on 8 March 2018.  In January 2018, the auditor of the Florida State Settlement Agreement adjusted the final 2017 invoice for the annual payment and amended the 2015 and 2016 invoices for the respective annual payment and the net operating profit penalty for each of those years under the Florida Settlement Agreement, based on the auditor's interpretation of the court's order.  The adjusted invoices reflected amounts due to both the State of Florida and PM USA.  In total, the estimated additional amounts due were US$99.4 million (with US$83.5 million to the State of Florida and US$15.9 million to PM USA).  RJR Tobacco has advised the auditor that it disputes these amounts, and therefore no further amounts were due or would be paid for those years pending the final resolution of RJR Tobacco's appeal of the court's order.

56.

On 17 February 2017, ITG filed an action in the Court of Chancery of the State of Delaware seeking declaratory relief and a motion for a temporary restraining order against RAI and RJR Tobacco. In its complaint, ITG asked the court to declare various matters related to its rights and obligations under the asset purchase agreement (and related documents) relating to the Divestiture.  ITG sought an injunction barring RAI and/or RJR Tobacco from alleging in the Florida enforcement litigation that ITG had breached the asset purchase agreement and requiring these companies to litigate issues under the asset purchase agreement in Delaware. Following a hearing on ITG's complaint and motion on 1 March 2017, the Delaware court entered a temporary restraining order that enjoined RAI and RJR Tobacco from "taking offensive action to assert claims against ITG Brands" in the Florida enforcement action, but the order does not prevent RJR Tobacco from making arguments in response to claims asserted by the State of Florida, PM USA or ITG in the Florida enforcement litigation.  On 24 March 2017, RAI and RJR Tobacco answered the ITG complaint and filed a motion to stay proceedings in Delaware pending the outcome of the Florida enforcement litigation, which motion was denied 18 May 2017.  Cross motions for partial judgment on the pleadings were filed focusing on whether ITG's obligation to use "reasonable best efforts" to join the Florida State Settlement Agreement continued after the 12 June 2015 closing. On 30 November 2017, following argument, the Delaware court ruled in favour of RJR Tobacco, holding that ITG's obligation to use its reasonable best efforts to join the Florida Settlement Agreement did not terminate due to the closing of the asset purchase agreement relating to the Divestiture. RJR Tobacco is considering its next steps.

(e) UK — Based Group Companies

57.	As at 31 December 2017, Investments has been served in one dormant individual action in the US (Perry) in which there has been no activity since 1998 following the plaintiff's death in 1997.

28 Contingent liabilities and financial commitments continued

Product Liability Outside the United States

58.	As at 31 December 2017:
a.	active product liability claims against the Group’s companies existed in 15 markets outside the US. The only markets with more than five claims were Argentina, Brazil, Canada, Chile and Italy.
b.	medical reimbursement actions are being brought in Angola, Argentina, Brazil, Canada, Nigeria and South Korea.
c.	class actions are being brought in Brazil, Canada, Italy and Venezuela.

(a) Medical reimbursement cases

Angola

59.

In or about November 2016, BAT Angola affiliate Sociedade Unificada de Tabacos de Angola (“SUT”) was served with a collective action filed in the Provincial Court of Luanda, 2nd Civil Section, by the consumer association Associação Angolana dos Direitos do Consumidor (“AADIC”).  The lawsuit seeks damages allegedly incurred by the Angolan Instituto Nacional do Controlo do Cancro (“INCC”) for the cost of treating tobacco-related disease, non-material damages allegedly suffered by certain individual smokers on the rolls of INCC, and the mandating of certain cigarette package warnings. SUT filed its answer to the claim on or about 5 December 2016. The case remains pending.

Argentina

60.

In 2007, the non-governmental organisation the Argentina Tort Law Association (“ATLA”) and Emma Mendoza Voguet brought a reimbursement action against Nobleza Piccardo S.A.I.C.y.F. (“Nobleza”) and Massalín Particulares. The case is being heard in the Contentious Administrative Court and is currently at the evidentiary stage.

Brazil

61.

In August 2007, the São Paulo Public Prosecutor’s Office filed a medical reimbursement claim against Souza Cruz S.A. (“Souza Cruz”). A similar claim was lodged against Philip Morris Brasil Indústria e Comércio Ltda. On 4 October 2011, the Court dismissed the action against Souza Cruz, with a judgment on the merits. The plaintiffs’ appeal to the Court of Appeal failed by unanimous vote (three to nil). The Public Prosecutor’s Office has since filed a Special Appeal to the Superior Court of Justice.

Canada

62.

Following the implementation of legislation enabling provincial governments to recover healthcare costs directly from tobacco manufacturers, 10 actions for recovery of healthcare costs arising from the treatment of smoking and health-related diseases have been brought. These proceedings name various Group companies as defendants, including the Company, Investments, Industries, Carreras Rothmans Limited (collectively the "UK Companies") and Imperial Tobacco Canada Limited ("Imperial"), the Group's operating company in Canada, as well as RJRT and its affiliate R.J. Reynolds Tobacco International Inc. ("RJRTI") (collectively, the "RJR Companies").  Pursuant to the terms of the 1999 sale of RJRT's international tobacco business, RJRT has tendered the defence of these actions to Japan Tobacco Incorporated ("JTI"). Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions.

63.

The ten cases are proceeding in British Columbia, New Brunswick, Newfoundland and Labrador, Ontario, Quebec, Manitoba, Alberta, Saskatchewan, Nova Scotia and Prince Edward Island ("PEI"). The enabling legislation is in force in all 10 provinces. In addition, legislation has received Royal Assent in two of the three territories in Canada, but has yet to be proclaimed into force. In Quebec, three Canadian manufacturers, including Imperial, challenged the enabling legislation. This challenge was dismissed.

28 Contingent liabilities and financial commitments continued

Canadian province	Act pursuant to which Claim was brought	Companies named as Defendants	Current stage
British Columbia	Tobacco Damages and Health Care Costs Recovery Act 2000	Imperial Investments Industries RJR Companies Other former Rothmans Group companies All have been served.

The defences of Imperial, the UK Companies and the RJR Companies have been filed, and document production and discoveries are ongoing. On 13 February 2017 the province delivered an expert report dated October 2016, quantifying its damages in the amount of CAD$118 billion. No trial date has been set. The federal government is seeking CAD$5 million jointly from all the defendants in respect of costs.

New Brunswick	Tobacco Damages and Health Care Costs Recovery Act 2006	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production and discoveries are substantially complete. Damages have been calculated by the province in the range of CAD$25-$60 billion from 1954 to 2060. Following a motion to set a trial date, the court has ordered that trial commence on 4 November 2019.

Ontario	Tobacco Damages and Health Care Costs Recovery Act 2009	Imperial the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. Imperial, the UK Companies and the RJR Companies have filed defences. The parties completed significant document production in summer of 2017 and discoveries are expected to commence in 2018. The province has stated its claim to be worth CAD$50 billion.  No trial date has been set.

Newfoundland and Labrador	Tobacco Health Care Costs Recovery Act 2006	Imperial, the UK Companies and the RJR Companies have all been named as defendants and served.	The case is under case management and Imperial, the UK Companies and the RJR Companies have filed defences. Damages have not been quantified by the province. No trial date has been set.
Saskatchewan	Tobacco Damages and Health Care Costs Recovery Act 2012	Imperial, the UK Companies and the RJR Companies have all been named as defendants and served.

This case is at an early case management stage. Defences were filed by Imperial, the UK Companies and the RJR Companies and the matter will remain in abeyance for the time being. Damages have not been quantified by the province. No trial date has been set.

Manitoba	Tobacco Damages Health Care Costs Recovery Act 2006	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. Defences were filed by Imperial, the UK Companies and the RJR Companies and document production is underway. Damages have not been quantified by the province. No trial date has been set.

Alberta	Crown’s Right of Recovery Act 2009	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage and Imperial, the UK Companies and the RJR Companies have filed defences. The province has stated its claim to be worth CAD$10 billion. No trial date has been set.

Quebec	Tobacco Related Damages and Health Care Costs Recovery Act 2005	Imperial, Investments, Industries, the RJR Companies and Carreras Rothmans Limited have been named as defendants and served.

The case is at an early case management stage. Defences of Imperial, the UK Companies and the RJR Companies have been filed. Motions over admissibility of documents and damages discovery have been filed but not heard. The province is seeking CAD$60 billion. No trial date has been set.

Prince Edward Island	Tobacco Damages and Health Care Costs Recovery Act 2009	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. Defences were filed by Imperial, the UK Companies and the RJR Companies and the next step will be document production, which the parties have deferred for the time being. Damages have not been quantified by the province. No trial date has been set.

Nova Scotia	Tobacco Health Care Costs Recovery Act 2005	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. Defences were filed by Imperial, the UK Companies and the RJR Companies and the next step will be document production which the parties have deferred for the time being. Damages have not been quantified by the province. No trial date has been set.

28 Contingent liabilities and financial commitments continued

Nigeria

64.

British American Tobacco (Nigeria) Limited ("BAT Nigeria"), the Company and Investments have been named as defendants in a medical reimbursement action by the federal government of Nigeria, filed on 6 November 2007 in the Federal High Court, and in similar actions filed by the Nigerian states of Kano (9 May 2007), Oyo (30 May 2007), Lagos (13 March 2008), Ogun (26 February 2008), and Gombe (17 October 2008) commenced in their respective High Courts. In the five cases that remain active, the plaintiffs seek a total of approximately 10.6 trillion Nigerian naira (roughly £21.8 billion as at 31 December 2017) in damages, including special, anticipatory and punitive damages, restitution and disgorgement of profits, as well as declaratory and injunctive relief.

65.

The suits claim that the state and federal government plaintiffs incurred costs related to the treatment of smoking-related illnesses resulting from allegedly tortious conduct by the defendants in the manufacture, marketing, and sale of tobacco products in Nigeria, and assert that the plaintiffs are entitled to reimbursement for such costs. The plaintiffs assert causes of action for negligence, negligent design, fraud and deceit, fraudulent concealment, breach of express and implied warranty, public nuisance, conspiracy, strict liability, indemnity, restitution, unjust enrichment, voluntary assumption of a special undertaking and performance of another's duty to the public

66.

The Company and Investments have made a number of challenges to the jurisdiction of the Nigerian courts. Such challenges are still pending (on appeal) against the federal government and the states of Lagos, Kano, Gombe and Ogun. The underlying cases are stayed or adjourned pending the final outcome of these jurisdictional challenges. In the state of Oyo, on 13 November 2015, and 24 February 2017 respectively, the Company's and Investments' jurisdictional challenges were successful in the Court of Appeal and the issuance of the writ of summons was set aside.

South Korea

67.

In April 2014, Korea's National Health Insurance Service ("NHIS") filed a healthcare recoupment action against KT&G (a Korean tobacco company), PM Korea and BAT Korea (including BAT Korea Manufacturing).  The NHIS is seeking damages of roughly 54 billion Korean won (roughly £37.5 million as at 31 December 2017) in respect of health care costs allegedly incurred by the NHIS treating patients with lung (small cell and squamous cell) and laryngeal (squamous cell) cancer between 2003 and 2012. Court hearings in the case, which constitute the trial, commenced in September 2014 and remain ongoing.

(b) Class actions

Brazil

68.	There are currently two class actions being brought in Brazil. One is also a medical reimbursement claim (São Paulo Public Prosecutor’s Office), and is therefore discussed above.
69.

In 1995, the Associação de Defesa da Saúde do Fumante (“ADESF”) class action was filed against Souza Cruz and Philip Morris in the São Paulo Lower Civil Court alleging that the defendants are liable to a class of smokers and former smokers for failing to warn of cigarette addiction. The case was stayed in 2004 pending the defendants’ appeal from a decision issued by the Lower Civil Court that held that the defendants had not met their burden of proving that cigarette smoking was not addictive or harmful to health.

70.

On 12 November 2008, the São Paulo Court of Appeals overturned the lower court’s unfavourable decision of 2004, returning the case to the lower court for production of evidence and a new judgment. Following production of evidence, on 16 May 2011, the lower court granted Souza Cruz’s motion to dismiss the action in its entirety on the merits. The plaintiffs' appeal to the Sao Paolo Court of Appeals was unsuccessful. The plaintiffs then filed a Special Appeal to the Superior Court of Justice, which was rejected under procedural grounds on 20 February 2017.  The plaintiffs filed an appeal of the rejection in the Superior Court of Justice on 15 March 2017.

Canada

71.	There are 11 class actions being brought in Canada against Group companies.
72.

Knight Class Action: The Supreme Court of British Columbia certified a class of all consumers who purchased Imperial cigarettes in British Columbia bearing “light” or “mild” descriptors since 1974. The plaintiff is seeking compensation for amounts spent on “light and mild” products and a disgorgement of profits from Imperial on the basis that the marketing of light and mild cigarettes was deceptive because it conveyed a false and misleading message that those cigarettes are less harmful than regular cigarettes.

73.

On appeal, the appellate court confirmed the certification of the class, but limited any financial liability, if proven, to 1997 onward. Imperial’s third party claim against the federal government was dismissed by the Supreme Court of Canada. The federal government is seeking a parallel cost order of CAD$5 million from Imperial. After being dormant for several years, the plaintiff delivered a Notice of Intention to Proceed, and Imperial delivered an application to dismiss the action for delay.  The application was heard on 23 June 2017 and was dismissed on 23 August 2017. Notice to class members of certification was provided on 14 February 2018. The next anticipated steps include discovery related ones.

74.

Growers’ Class Action: In December 2009, Imperial was served with a proposed class action filed by Ontario tobacco farmers and the Ontario Flue-Cured Tobacco Growers’ Marketing Board. The plaintiffs allege that Imperial and the Canadian subsidiaries of Phillip Morris International and JTI failed to pay the agreed domestic contract price to the growers used in products manufactured for the export market and which were ultimately smuggled back into Canada. JTI has sought indemnification pursuant to the JTI Indemnities (discussed below at paragraphs 118 to 119). The plaintiffs seek damages in the amount of CAD$50 million. Various preliminary challenges have been heard, the last being a motion for summary judgment on a limitation period. The motion was dismissed and ultimately, leave to appeal to the Ontario Court of Appeal was dismissed in November 2016. In December 2017, the plaintiffs proposed that the action proceed by way of individual actions as opposed to a class action. The parties are currently in discussions as to next steps.

28 Contingent liabilities and financial commitments continued

75.

Quebec Class Actions: There are currently two class actions in Quebec. On 21 February 2005, the Quebec Superior Court granted certification in two class actions against Imperial and two other domestic manufacturers. The Court certified two classes, with the class definitions being revised in the judgment rendered 27 May 2015. One class consists of residents of Quebec who (a) smoked before 20 November 1998 at least 12 packs a year of cigarettes manufactured by the Defendants; and (b) were diagnosed before 12 March 2012 with: lung cancer, or cancer (squamous cell carcinoma) of the throat, or emphysema. The group also includes the heirs of persons deceased after 20 November 1998 who meet the criteria described above. The second consists of residents of Quebec who, as of 30 September 1998, were addicted to nicotine contained in cigarettes and who in addition meet the following three criteria: (a) they started smoking before 30 September 1994 by smoking cigarettes manufactured by the Defendants; (b) between 1 September and 30 September 1998 they smoked on average at least 15 cigarettes manufactured by the Defendants on a daily basis; and (c) they still smoked an average of at least 15 cigarettes manufactured by the Defendants as of 21 February 2005, or until their death if it occurred before that date. The group also includes the heirs of members who meet the criteria described above. Pursuant to the judgment, the plaintiffs were awarded damages and interest against Imperial and the Canadian subsidiaries of Philip Morris International and JTI in the amount of CAD$15.6 billion, of which Imperial’s share is CAD$10.4 billion. An appeal of the judgment was filed on 26 June 2015. The Court also awarded provisional execution pending appeal of CAD$1,131 billion, of which Imperial’s share was approximately CAD$742 million. This order was subsequently overturned by the Court of Appeal. Following the cancellation of the order for provisional execution, the plaintiffs filed a motion against Imperial and one other manufacturer seeking security in the amount of CAD$5 billion to guarantee, in whole or in part, the payment of costs of the appeal and the judgment. On 27 October 2015, the Court of Appeal ordered the parties to post security in the amount of CAD$984 million, of which Imperial’s share is CAD$758 million, was paid in seven equal quarterly instalments (of just over CAD$108 million) between 31 December 2015 and 30 June 2017 – see note 14.  Imperial filed its Factum on Appeal on 11 December 2015 and the appeal was heard in November 2016. A decision is under reserve.

76.

Other Canadian Smoking and Health Class Actions: Seven putative class actions, described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies, in various Canadian Provinces. In these cases, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a "special duty" to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability, and violations of various trade practices and competition statutes.  Pursuant to the terms of the 1999 sale of RJRT's international tobacco business, RJRT has tendered to JTI the defence of these seven actions (Semple, Kunka, Adams, Dorion, Bourassa, McDermid and Jacklin, discussed below). Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions

77.

In June 2009, four smoking and health class actions were filed in Nova Scotia (Semple), Manitoba (Kunka), Saskatchewan (Adams) and Alberta (Dorion) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. In Saskatchewan, the Company and Carreras Rothmans Limited have been released from the action, and the RJR Companies have brought a motion challenging the jurisdiction of the court. No date has been set in these cases with respect to the certification motion hearing.  There are service issues in relation to Imperial and the UK Companies in Alberta and in relation to the UK Companies in Manitoba.

78.

In June 2010, two further smoking and health class actions were filed in British Columbia against various Canadian and non-Canadian tobacco-related entities, including Imperial, the UK Companies and the RJR Companies.  The Bourassa claim is allegedly on behalf of all individuals who have suffered chronic respiratory disease and the McDermid claim proposes a class based on heart disease. Both claims state that they have been brought on behalf of those who have “smoked a minimum of 25,000 cigarettes”. The UK Companies, Imperial, the RJR Companies and other defendants objected to jurisdiction. Subsequently, the Company and Carreras Rothmans Limited were released from Bourassa and McDermid. Imperial, Industries, Investments and the RJR Companies remain as defendants in both actions.  No certification motion hearing date has been set. The Plaintiffs were due to deliver certification motion materials by 31 January 2015, but have not yet done so.

79.

In June 2012, a new smoking and health class action was filed in Ontario (Jacklin) against various Canadian and non-Canadian tobacco-related entities, including UK Companies, Imperial and the RJR Companies. The claim is presently in abeyance.

Italy

80.

In or about June 2010, BAT Italia was served with a class action filed in the Civil Court of Rome by the consumer association, Codacons, and three class representatives. The plaintiffs primarily asserted addiction-related claims. The class action lawsuit was rejected at the first instance (Civil Court of Rome) and appellate (Rome Court of Appeal) court levels.  In July 2012, Codacons filed an appeal before the Italian Supreme Court.  At a hearing on 21 January 2015, the Public Prosecutor's Office agreed that the appeal should be rejected, and the Supreme Court reserved its decision. On 1 February 2017, the Supreme Court rejected Codacons' appeal. Codacons' deadline to file a motion for rehearing before the Supreme Court falls on or about 5 March 2018.

Venezuela

81.

In April 2008, the Venezuelan Federation of Associations of Users and Consumers (FEVACU) and Wolfang Cardozo Espinel and Giorgio Di Muro Di Nunno, acting as individuals, filed a class action against the Venezuelan government. The class action seeks regulatory controls on tobacco and recovery of medical expenses for future expenses of treating smoking-related illnesses in Venezuela. Both C.A Cigarrera Bigott Sucs. ("Cigarrera Bigott") and ASUELECTRIC, represented by its president Giorgio Di Muro Di Nunno (who had previously filed as an individual), have been admitted as third parties by the Constitutional Chamber of the Supreme Court of Justice. A hearing date for the action is yet to be scheduled.  On 25 April 2017, Cigarrera Bigott requested the Court to declare the lapsing of the class action due to no proceedings taking place in the case in over a year. A ruling on the matter is yet to be issued.

(c) Individual personal injury claims

82.

As at 31 December 2017, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (69), Italy (24), Chile (7), Canada (7), Argentina (6) and Ireland (2).  There were a further five jurisdictions with one active case only.

28 Contingent liabilities and financial commitments continued

Non-Tobacco Related Litigation

Reynolds American Inc. / Lorillard, Inc. Shareholder Litigation

83.

On 15 July 2014, RAI announced that it had entered into a definitive merger agreement with Lorillard, Inc. ("Lorillard"), whereby RAI would acquire Lorillard in exchange for a combination of cash and RAI stock (the "Lorillard Transaction").  As part of this transaction, the Company executed a Share Purchase Agreement to acquire a sufficient number of RAI's shares to maintain its approximately 42.2% equity stake in RAI after the merger.

84.

On 8 August 2014, , the Company was named as a defendant in an action in state court in North Carolina (Corwin v British American Tobacco PLC) stemming from the announcement of the Lorillard Transaction.  The action was brought on behalf of a putative class of RAI's shareholders alleging that the Company is a controlling shareholder of RAI and breached its fiduciary duty to the other RAI's shareholders in connection with the Lorillard Transaction.  RAI and the members of the RAI Board of Directors were also named as defendants

85.

RAI believed that the Corwin action was without merit. However, to eliminate certain burdens, expenses and uncertainties, on 17 January 2015, RAI and the director defendants in Corwin entered into the North Carolina Memorandum of Understanding regarding the settlement of the disclosure claims asserted in that lawsuit. The North Carolina Memorandum of Understanding outlines the terms of the parties' agreement in principle to settle and release the disclosure claims which were or could have been asserted in Corwin. In consideration of the partial settlement and release, RAI agreed to make certain supplemental disclosures to the Joint Proxy Statement/Prospectus, which it did on 20 January 2015. On 17 February 2016, the trial court approved the partial settlement, including the plaintiff's unopposed request for US$415,000 in attorneys' fees and costs. The partial settlement did not affect the consideration paid to Lorillard shareholders in connection with the Lorillard Merger.

86.

On 4 August 2015, the trial court granted the defendants' motions to dismiss all of the remaining non-disclosure claims. On 28 August 2015, the court dismissed all claims against the Company. Among other things, the court found that the plaintiff had not properly alleged that the Company was a controlling shareholder of RAI and therefore that the Company did not owe a fiduciary duty to RAI's other shareholders. The plaintiff appealed. On 20 December 2016, the North Carolina Court of Appeals affirmed the trial court's dismissal of the claims against RAI and RAI's Board of Directors on the grounds that the plaintiff could not state a direct claim against RAI's Board of Directors for breach of fiduciary duties. That court reversed the trial court's judgment with respect to the claims against the Company, finding the allegations that the Company was a controlling shareholder and breached its fiduciary duty to be sufficient to warrant further proceedings for the plaintiff to attempt to prove those allegations with evidence.  On 4 January 2017, the Company moved to have the North Carolina Court of Appeals rehear the case en banc, and that motion was denied on 2 February 2017. On 17 February 2017, the Company filed a petition for discretionary review with the North Carolina Supreme Court, which the plaintiff opposed on 27 February 2017. On 9 June 2017, the North Carolina Supreme Court allowed the Company's petition for discretionary review. Briefing in the North Carolina Supreme Court concluded on 23 August 2017, and oral argument was held on 9 January 2018.

BAT / Reynolds American Inc. Shareholder Litigation

87.

Following the Company's acquisition of the remaining 57.8% of RAI in July 2017, pursuant to North Carolina law, under which RAI was incorporated, a number of RAI stockholders dissented and asserted their rights to a judicial appraisal of the value of their RAI stock.  On 29 November 2017, RAI filed a Complaint for Judicial Appraisal in state court in North Carolina against 20 dissenting stockholders, comprised of three groups of affiliated entities.  The complaint asks the court to determine the fair value of the dissenting stockholders' shares in RAI and any accrued interest. An initial case management conference is set for 9 March 2018.

Fontem Patent Litigation

88.

On 4 April 2016, a case was filed in federal court in California, Fontem Ventures B.V. and Fontem Holdings 1 B.V. v R J. Reynolds Vapor Company, which alleges that VUSE products infringe four patents owned by Fontem purportedly directed to e-cigarettes. On 3 May 2016, Fontem filed a second complaint asserting that the VUSE products infringe two additional Fontem patents purportedly directed to e-cigarettes. On 22 June 2016, Fontem filed a third complaint asserting that the VUSE products infringe one additional Fontem patent purportedly directed to e-cigarettes. RJR Vapor filed an answer in the first case on 27 June 2016, and an amended answer on 25 July 2016. RJR Vapor also filed answers in the second and third cases on 25 July 2016. On 29 June 2016, RJR Vapor filed a motion to transfer the three cases to the Middle District of North Carolina, which was granted on 8 August 2016. On 14 December 2016, the transferred cases were consolidated with lead case Fontem Ventures B.V. and Fontem Holdings 1 B.V. v R.J. Reynolds Vapor Company, 16-cv-1255 (M.D.N.C.).   On 1 March 2017, Fontem filed a fourth complaint in the Middle District of North Carolina asserting that the VUSE products infringe eight additional Fontem patents.  RJR Vapor filed an answer to the fourth complaint on 24 April 2017. On 14 April 2017, Fontem filed a motion to amend the consolidated three prior actions to add certain Reynolds Companies as additional defendants, which was denied as moot on 30 May 2017, due to an agreed stipulation where the additional Reynolds entities agreed to be bound by any judgment and to provide discovery as if they were named parties.  On 9 May 2017, the fourth action was also consolidated with the lead case.  In the district court litigation, the parties are currently engaged in claim construction proceedings and fact discovery. Also, to date, RJR Vapor has filed 17 petitions for inter partes review against seven of the 15 asserted patents. Four of the petitions have been granted and 13 have been denied. The U.S. Patent Office has issued final written decisions (“FWD”) in two of the granted IPRs.  In one FWD, the Patent Office held all challenged claims unpatentable.  In the other, the Patent Office held that RJR Vapor failed to show that the challenged claims are unpatentable.  RJR Vapor filed a notice of appeal on 19 February 2018.

28 Contingent liabilities and financial commitments continued

Fox River

Background to environmental liabilities arising out of contamination of the Fox River

89.

In Wisconsin, the authorities have identified potentially responsible parties ("PRPs") to fund the clean-up of river sediments in the lower Fox River. The pollution was caused by discharges of Polychlorinated Biphenyls ("PCBs") from paper mills and other facilities operating close to the river. Among the PRPs is NCR Corporation ("NCR").

90.

In NCR's Form 10-K Annual Report for the year ended 31 December 2014, which is the most recent public source available, the total clean-up costs for the Fox River are estimated at US$825 million. This estimate is subject to uncertainties and does not include natural resource damages ("NRDs").  Total NRDs may range from US$nil to US$246 million.

91.

Industries’ involvement with the environmental liabilities arises out of indemnity arrangements which it became party to due to a series of transactions that took place from the late-1970s onwards and subsequent litigation brought by NCR against Industries and Appvion Inc. ("Appvion") (a former Group subsidiary) in relation to those arrangements which was ultimately settled.  US authorities have never identified Industries as a PRP.

92.

There has been a substantial amount of litigation in the United States involving NCR and Appvion regarding the responsibility for the costs of the clean-up operations.  The US Government also brought enforcement proceedings against NCR and Appvion to ensure compliance with regulatory orders made in relation to the Fox River clean-up. This litigation has been settled through agreements with other PRPs and a form of settlement known as a Consent Decree with the US Government

93.	The principal terms of the Consent Decree, in summary, are as follows:
a.	NCR will perform and fund all of the remaining Fox River remediation work by itself.
b.

The US Government enforcement proceedings will be settled, with NCR having no liability to meet the US Government's claim for costs it has incurred in relation to the clean-up to date and only a secondary responsibility to meet certain future costs.  NCR will have no liability to the US Government for NRDs

c.

NCR will cease to pursue its contribution claims against the other PRPs and in return will receive contribution protection which means that the other PRPs will not be able to pursue their contribution claims against NCR.  NCR will, however, have the right to reinstate its contribution claims if the other PRPs decide to continue to pursue certain contractual claims against NCR.

d.

Appvion will also cease to pursue its claims against the other PRPs to recover monies that it has spent on the clean-up and in return will receive contribution protection. Appvion will, however, have the right to reinstate its claims if the other PRPs decide to continue to pursue certain claims against Appvion.

94.

The Consent Decree was approved by the District Court in Wisconsin on 23 August 2017. The US Government enforcement action against NCR was terminated as a result of that order. The PRPs’ claims for contribution against NCR were dismissed by order of the District Court in Wisconsin given on 11 October 2017.

95.

On 20 October 2017 P.H. Glatfelter filed an appeal against the approval of the Consent Decree in the U.S. Court of Appeals for the Seventh Circuit. The U.S. Court of Appeals for the Seventh Circuit has ordered that written appeal briefs be filed by the parties by 19 March 2018. Any oral argument will follow later in 2018. The date of any ruling on the appeal is currently unknown.

28 Contingent liabilities and financial commitments continued

Industries’ involvement with environmental liabilities arising out of the contamination of the Fox River

96.

NCR has taken the position that, under the terms of a 1998 Settlement Agreement between it, Appvion and Industries and a 2005 arbitration award, Industries and Appvion generally had a joint and several obligation to bear 60% of the Fox River environmental remediation costs imposed on NCR and of any amounts NCR has to pay in respect of other PRPs' contribution claims.

97.

Until May 2012, Appvion and Windward (another former Group subsidiary) paid the 60% share of the clean-up costs and Industries was never required to contribute.  Around that time Appvion refused to continue to pay clean-up costs, leading to NCR demanding that Industries pay a 60% share.

98.

Industries commenced proceedings against Windward and Appvion in December 2011 seeking indemnification in respect of any liability it might have to NCR (the "English Indemnity Proceedings") pursuant to a 1990 de-merger agreement between those parties.

Funding Agreement of 30 September 2014

99.

On 30 September 2014, Industries entered into the Funding Agreement with Windward, Appvion, NCR and BTI 2014 LLC ("BTI") (a wholly owned subsidiary of Industries).  Pursuant to the Funding Agreement, the English Indemnity Proceedings and a counterclaim Appvion had brought in those proceedings, as well as a NCR-Appvion arbitration concerning Appvion's indemnity to NCR, were discontinued as part of an overall agreement between the parties providing a framework through which they would together fund the ongoing costs of the Fox River clean-up.  Under the agreement, NCR has agreed to accept funding by Industries at the lower level of 50% of the ongoing clean-up related costs of the Fox River rather than the 60% referenced above; this remains subject to an ability to litigate at a later stage the extent of Industries’ liability in relation to Fox River clean-up related costs (including in respect of the 50% of costs that Industries has paid under the Funding Agreement to date). In addition Windward has contributed US$10 million of funding and Appvion has contributed US$25 million for Fox River and agreed to contribute US$25 million for the Kalamazoo River (see further below). Appvion entered Chapter 11 bankruptcy protection on 1 October 2017.

100.

The parties also agreed to cooperate in order to maximise recoveries from certain claims made against third parties, including (i) a claim commenced by Windward in the High Court of England & Wales (the High Court) against Sequana and the former Windward directors (the "Windward Dividend Claim"). That claim was assigned to BTI under the Funding Agreement, and relates to dividend payments made by Windward to Sequana of around €443 million in 2008 and €135 million in 2009 (the "Dividend Payments") and (ii) a claim commenced by Industries directly against Sequana to recover the value of the Dividend Payments alleging that the dividends were paid for the purpose of putting assets beyond the reach of Windward's creditors (including Industries) (the "BAT section 423 Claim").

101.

A trial of the Windward Dividend Claim and the BAT section 423 Claim took place before the English High Court between February and April 2016.  Judgment was handed down by the High Court on 11 July 2016. The Court held that the 2009 Dividend Payment of €135 million was a transaction at an undervalue made with the intention of putting assets beyond the reach of Industries or of otherwise prejudicing Industries' interests. It therefore contravened Section 423 of the Insolvency Act. The Court dismissed the Windward Dividend Claim. BTI sought permission to appeal in respect of the Judge's findings in relation to the Windward Dividend Claim. Sequana sought permission to appeal the Judge's findings in relation to the BAT section 423 Claim.

102.

On 13 and 16 January 2017 and 3 February 2017 further hearings took place to determine the precise form of relief to be awarded to Industries and to hear the parties' applications for permission to appeal. Judgment was handed down on 10 February 2017.   In respect of relief, the Court ordered that Sequana must pay BTI an amount up to the full value of the 2009 Dividend plus interest (which equates to around US$185 million). This figure is subject to increase as interest is continuing to accrue. Sequana must make an initial payment of around US$138.4 million and further payments going forward as and when Industries makes payments in respect of clean-up costs.  In respect of appeals, the Court granted BTI and Sequana permission to appeal.  The appeal hearing is expected to take place during June 2018. The Court also granted Sequana a stay in respect of the above payments. The stay was lifted in May 2017.

103.

In February 2017 Sequana entered into a process in France seeking court protection (the "Sauvegarde"). Sequana exited the Sauvegarde in June 2017. To date, Industries has not received any payments from Sequana

104.

BTI has brought claims against certain of Windward's former advisers, including Windward's auditors at the time of the dividend payments, PricewaterhouseCoopers LLP (which claims were also assigned to BTI under the Funding Agreement).  Those claims were subject to a consensual stay which BAT has terminated. PwC has indicated that it will be seeking a further stay.

105.

The sums Industries has agreed to pay under the Funding Agreement are subject to ongoing adjustment, as clean-up costs can only be estimated in advance of the work being carried out and as certain sums payable are the subject of ongoing US litigation.  In 2016, Industries paid £6 million in respect of clean-up costs and is potentially liable for a further £159 million in future clean-up costs. Industries has a provision of £163 million which represents the current best estimate of its exposure – see note 21.

Kalamazoo

106.

Industries is aware that NCR is also being pursued by Georgia-Pacific, as the owner of a facility on the Kalamazoo River in Michigan which released PCBs into that river. Georgia-Pacific has been designated as a PRP in respect of the river.

107.	Georgia-Pacific contends that NCR is responsible for, or should contribute to, the clean-up costs, because:
a.	a predecessor to NCR’s Appleton Papers Division sold “broke” containing PCBs to Georgia-Pacific or others for recycling;
b.	NCR itself sold paper containing PCBs to Georgia-Pacific or others for recycling; and/or

28 Contingent liabilities and financial commitments continued

c.

NCR is liable for sales to Georgia-Pacific or others of PCB-containing broke by Mead Corporation, which, like the predecessor to NCR’s Appleton Papers Division, coated paper with the PCB containing emulsion manufactured by NCR.

108.

A full trial on liability took place in February 2013. On 26 September 2013, the Michigan Court held that NCR was liable as a PRP on the basis that broke sales constituted an arrangement for the disposal of hazardous material for the purposes of CERCLA. The decision was based on NCR's knowledge of the hazards of PCBs from at least 1969. NCR will have the ability to appeal the ruling once a final judgment has been entered or it has been otherwise certified for appeal.

109.

The second phase of the Kalamazoo trial to determine the apportionment of liability amongst NCR, Georgia-Pacific and the other PRPs (International Paper Company and Weyerhaeuser Company) took place between September and December 2015. The parties are currently waiting for the Court to hand down its judgment. The court may or may not also rule on the allocation of future costs.  Industries anticipates that NCR may seek to recover from Appvion (subject to a cap of US$25 million for "Future Sites" under the Funding Agreement. As described above Appvion entered Chapter 11 bankruptcy protection on 1 October 2017.  The effect of the Chapter 11 proceedings on Appvion’s liability for Future Sites payments under the Funding Agreement is currently uncertain) and/or Industries 60% of any Kalamazoo clean-up costs for which it is found liable on the basis, it would be asserted, that the river constitutes a "Future Site" for the purposes of the Settlement Agreement. Industries has defences to any such claim by NCR.   The Funding Agreement described above does not resolve any such claims, but does provide an agreed mechanism pursuant to which any surplus from the valuable recoveries of any third party claims that remains after all Fox River related clean-up costs have been paid and Industries and NCR have been made whole may be applied towards Kalamazoo clean-up costs, in the event that NCR were to be successful in any claim for a portion of them from Industries or Appvion (subject to Appvion's cap).  The quantum of the clean-up costs for the Kalamazoo River is presently unclear (as is the extent of NCR's liability in respect of such costs), but could run into the hundreds of millions of dollars. A witness on behalf of Georgia-Pacific testified in the trial concerning apportionment of liability that the cost of performing future remediation in Operable Unit 5 of the Kalamazoo River was in the order of US$670 million. Operable Unit 5 is the Kalamazoo River itself, as distinct from the other Operable Units which are landfills or other facilities adjoining the Kalamazoo River. Remediation of these other Operable Units has largely been completed except for monitoring.

110.

As detailed above, Industries is taking active steps to protect its interests, including seeking to procure the repayment of the Windward dividends, pursuing the other valuable claims that are now within its control, and working with the other parties to the Funding Agreement to maximise recoveries from third parties with a view to ensuring that amounts funded towards clean up related costs are later recouped under the agreed repayment mechanisms under the Funding Agreement.

Other environmental matters

111.

RAI and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJRT has been named a potentially responsible party with third parties under the Comprehensive Environmental Response, Compensation and Liability Act with respect to several superfund sites. RAI and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

Criminal investigations

112.

As previously reported by the Company, it has been investigating, through external legal advisors, allegations of misconduct and has been liaising with the UK’s Serious Fraud Office (SFO) and other relevant authorities. It was announced in August 2017 that the SFO had opened an investigation in relation to the Company, its subsidiaries and associated persons. The company is cooperating with the SFO’s investigation.

113.

The outcomes of these matters will be decided by the relevant authorities or, if necessary, the courts. It is too early to predict the outcomes, but these could include the prosecution of individuals and/or of a Group company or companies. Accordingly, the potential for fines, penalties or other consequences cannot currently be assessed. As the investigation is ongoing, it is not yet possible to identify the timescale in which these matters might be resolved.

28 Contingent liabilities and financial commitments continued

Closed litigation matters

114.

The following matters on which the Company reported in the contingent liabilities and financial commitments note 28 to the Company's 2016 financial statements have been dismissed, concluded or resolved as noted below:

Matter	Jurisdiction	Companies named as Defendants	Description	Disposition
Ratcliff	US (Seattle, Washington)	Company	Product liability asbestos matter	Dismissed as to the Company effective 30 May 2017
Khosravi	England	Company, B.A.T (U.K and Export), B.A.T. Pars Company	Alleged wrongdoing by former distributor	Claim dismissed at first instance and permission to appeal refused.
Georgian Competition Claim	Georgia	British American Tobacco Georgia	Alleged breach of local tobacco control and competition laws	Court of Appeal overturned the negative judgment and permission to appeal to the Supreme Court was refused.

General Litigation Conclusion

115.

While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Group believes that the defences of the Group's companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere.

116.

An adverse judgment was entered against one Group company, Imperial, in the Quebec class actions and an appeal has been made. If further adverse judgments are entered against any of the Group's companies in any case, all avenues of appeal will be pursued. Such appeals could require the appellants to post appeal bonds or substitute security (as has been necessary in Quebec) in amounts which could in some cases equal or exceed the amount of the judgment. At least in the aggregate, and despite the quality of defences available to the Group, it is not impossible that the Group's results of operations or cash flows in particular quarterly or annual periods could be materially adversely affected by the impact of a significant increase in litigation, difficulties in obtaining the bonding required to stay execution of judgments on appeal, or any final outcome of any particular litigation.

117.

Having regard to all these matters, with the exception of Fox River and certain Engle progeny cases identified above, and the US Department of Justice litigation, the Group does not consider it appropriate to make any provision in respect of any pending litigation because the likelihood of any resulting material loss, on an individual case basis, is not considered probable and/or the amount of any such loss cannot be reasonably estimated. The Group does not believe that the ultimate outcome of this litigation will significantly impair the Group's financial condition. If the facts and circumstances change, then there could be material impact on the financial statements of the Group.

Other contingencies

118.

JTI Indemnities. By a purchase agreement dated 9 March 1999, amended and restated as of 11 May 1999, referred to as the 1999 Purchase Agreement, R.J. Reynolds Tobacco Holdings, Inc. ("RJR") and RJRT sold their international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJRT retained certain liabilities relating to the international tobacco business sold to JTI, and agreed to indemnify JTI against:  (i) any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet; (ii) any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR's or RJRT's employee benefit and welfare plans; and (iii) any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

119.

As described above, RJRT has received claims for indemnification from JTI, and several of these have been resolved.  Although RJR and RJRT recognise that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJRT disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJRT and the nature and extent of any such obligation.  RJR and RJRT have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

120.

ITG Indemnity.  In the purchase agreement relating to the divestiture of certain assets, on 12 June 2015, by subsidiaries or affiliates of RAI and Lorillard, together with the transfer of certain employees and certain liabilities, to a wholly owned subsidiary of Imperial Brands plc (the "Divestiture"), RAI agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands on or before 12 June 2015, as well as in actions filed before 13 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands.  In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of "blu" brand e-cigarettes.  ITG also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after 12 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands after 12 June 2015.

28 Contingent liabilities and financial commitments continued

121.

Loews Indemnity. In 2008, Loews Corporation ("Loews"), entered into an agreement with Lorillard, Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the "Separation Agreement".  In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third party claims (including, without limitation, attorneys' fees, interest, penalties and costs of investigation or preparation of defence), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews' ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims).  Loews is a defendant in three pending product liability actions, each of which is a putative class action.  Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases.  Following the closing of the Lorillard merger, RJRT assumed Lorillard's obligations under the Separation Agreement as was required under the Separation Agreement.

122.

SFRTI Indemnity.  In connection with the 13 January 2016 sale by RAI of the international rights to the Natural American Spirit brand name and associated trademarks, along with SFR Tobacco International GmbH ("SFRTI") and other international companies that distributed and marketed the brand outside the United States, to JT International Holding BV ("JTI Holding"), each of SFNTC, R.J. Reynolds Global Products, Inc., and R.J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions (i) commenced on or before (a) 13 January 2019, to the extent relating to alleged personal injuries, and (b) in all other cases, 13 January 2021; (ii) brought by (a) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (b) consumers or a consumer association; and (iii) arising out of any statement or claim (a) made on or before 13 January 2016, (b) by any company sold to JTI Holding in the transaction, (c) concerning Natural American Spirit brand products consumed or intended to be consumed outside of the United States and (d) that the Natural American Spirit brand product is natural, organic, or additive free.

123.

Indemnification of Distributors and Retailers. RJRT, Lorillard Tobacco, Santa Fe, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defence costs arising out of the sale or distribution of their products.  Additionally, Santa Fe has entered into an agreement to indemnify a supplier from liability and related defence costs arising out of the sale or use of Santa Fe's products.  The cost has been, and is expected to be, insignificant.  RJRT, Santa Fe, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

124.	Except as otherwise noted above, RAI is not able to estimate the maximum potential of future payments, if any, related to these indemnification obligations.
125.

Investments Indemnity. Investments has agreed to indemnify its supplier of crushable capsules in respect of liabilities (including damages and legal costs) that it may incur as a result of pending legal proceedings brought against its supplier regarding alleged patent infringement. Damages are currently being sought in the region of £40 million.  The extent of Investments’ liability under the indemnity will depend upon the final outcome of those proceedings.

28 Contingent liabilities and financial commitments continued

Tax Disputes

The Group has exposures in respect of the payment or recovery of a number of taxes. The Group is and has been subject to a number of tax audits covering, amongst others, excise tax, value added taxes, sales taxes, corporate taxes, withholding taxes and payroll taxes.

The estimated costs of known tax obligations have been provided in these accounts in accordance with Group’s accounting policies. In some countries, tax law requires that full or part payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the estimated obligation, they would not be recognised as an expense.

The following matters may proceed to litigation:

Brazil

The Brazilian Federal Tax Authority has filed claims against Souza Cruz seeking to reassess the profits of overseas subsidiaries to corporate income tax and social contribution tax.  The reassessments are for the years 2004 until and including 2012 for a total amount of R$1,436 million (£320 million) to cover tax, interest and penalties.

Souza Cruz appealed all reassessments.  Regarding the first assessments (2004-2006) Souza Cruz appeal was rejected in 2013 although the written judgement of that tribunal was received in 2016. Souza Cruz have appealed the decision.  The appeal against the second assessments (2007 and 2008) was upheld at the second tier tribunal and was closed.  In 2015 a further reassessment for the same period (2007 and 2008) was raised after the 5 year statute of limitation.  This has been appealed to the administrative level special chamber.

Souza Cruz received further reassessments in 2014 for the 2009 calendar year and in 2015 an assessment for the 2010 calendar year. Souza Cruz appealed both the reassessments in full.  In December 2016, assessments were received for the calendar years 2011 and 2012 which have also been appealed.

South Africa

In 2011 the South African Revenue Service (SARS) challenged the debt financing of British American Tobacco South Africa (BATSA) and reassessed the years 2006 to 2008.  BATSA has objected to and appealed this reassessment. In 2014, SARS also reassessed the years 2009 and 2010. In 2015, BATSA filed formal Notices of Appeal and detailed objection letters against the 2009 and 2010 assessments and has reserved its right to challenge the constitutionality of the assessment at a later date.  In 2016, SARS filed a Statement of Grounds of Assessment and BATSA filed its Statement of Grounds of Appeal in early 2017. BATSA is currently waiting to receive SARS’ response to the Statement of Grounds of Appeal and its notice of discovery.  Across the period from 2006 to 2010 the reassessments are for R2.01 billion (£120 million) covering both tax and interest.

Netherlands

The Dutch tax authority has issued assessments for the years 2004 and 2005, and 2008 through to 2013 in the sum of €199 million (£177 million) to cover tax, interest and penalties. The assessments relate to a number of intra-group transactions. On the same issues, for periods through to 2016 an additional aggregate sum of €64 million (£57 million) covering tax, interest and penalties is expected to be assessed. Further challenges relating to other intra-group transactions arising in the 2016 year could potentially also be assessed by the Dutch Tax authority.

The Group believes that its companies have meritorious defences in law and fact in each of the above matters and intends to pursue each dispute through the judicial system as necessary.  The Group does not consider it appropriate to make provision for these amounts assessed nor for any potential further amounts which may be assessed in relation to these matters in subsequent years.

While the amounts that may be payable or receivable in relation to tax disputes could be material to the results or cash flows of the Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the Group’s financial condition.

VAT and duty disputes

Bangladesh

The operating company is in receipt of a retrospective notice of imposition and realisation of VAT and supplementary duty on low price category brands from the National Board of Revenue (NBR) for approximately £160 million. The company is alleged to have evaded tax by selling the products in the low price segments rather than the mid-tier price segments. Management believe that the claims are unfounded. On 13 November 2017, the appeal was admitted and the appeal hearing is scheduled for 13 February 2018.

28 Contingent liabilities and financial commitments continued

Operating leases

Total future minimum lease payments under non-cancellable operating leases comprise leases where payments fall due:

	2017 £m	2016 £m

Property

Within one year	75	45

Between one and five years	183	104

Beyond five years	117	50

	375	199

Plant and equipment

Within one year	32	18

Between one and five years	38	23

	70	41

Performance guarantees

As shown in note 24, as part of the acquisition of TDR in 2015, the Group has committed to keeping the manufacturing facility in Kanfanar, Croatia operational for at least five years following completion of the acquisition. A similar commitment was given in respect of the packaging plant in Rovinj, Croatia. The maximum exposure under these guarantees is £46 million (2016: £42 million).

1	BAT Annual Report and Form 20-F 2017